Exhibit 99.1 Tacoma, WA Phoenix, AZ INVESTOR PRESENTATION Summer 2019Exhibit 99.1 Tacoma, WA Phoenix, AZ INVESTOR PRESENTATION Summer 2019

Disclaimer This presentation contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include adverse economic or real estate developments in our geographic markets or the temperature-controlled warehouse industry; general economic conditions; risks associated with the ownership of real estate and temperature- controlled warehouses in particular; defaults or non-renewals of contracts with customers; potential bankruptcy or insolvency of our customers; uncertainty of revenues, given the nature of our customer contracts; increased interest rates and operating costs; our failure to obtain necessary outside financing; risks related to, or restrictions contained in, our debt financing; decreased storage rates or increased vacancy rates; difficulties in identifying properties to be acquired and completing acquisitions; risks related to expansions of existing properties and developments of new properties such as the Woolworths development projects in Australia, including failure to meet budgeted or stabilized returns in respect thereof; acquisition risks, including the failure of such acquisitions to perform in accordance with projections; difficulties in expanding our operations into new markets, including international markets; our failure to maintain our status as a REIT; uncertainties and risks related to natural disasters and global climate change; possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently or previously owned by us; financial market fluctuations; actions by our competitors and their increasing ability to compete with us; labor and power costs; changes in real estate and zoning laws and increases in real property tax rates; the competitive environment in which we operate; our relationship with our employees, including the occurrence of any work stoppages or any disputes under our collective bargaining agreements; liabilities as a result of our participation in multi-employer pension plans; the cost and time requirements as a result of our operation as a publicly traded REIT; the concentration of ownership by funds affiliated with The Yucaipa Companies and The Goldman Sachs Group, Inc.; changes in foreign currency exchange rates; the impact of anti-takeover provisions in our constituent documents and under Maryland law, which could make an acquisition of us more difficult, limit attempts by our shareholders to replace our trustees and affect the price of our common shares; and risks related to our forward sale agreement, including substantial dilution to our earnings per share or substantial cash payment obligations. Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near- term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements. Examples of forward-looking statements included in this presentation include, among others, statements about our expected expansion and development pipeline and our targeted return on invested capital on expansion and development opportunities. We qualify any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and our other reports filed with the Securities and Exchange Commission, could cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. 1Disclaimer This presentation contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include adverse economic or real estate developments in our geographic markets or the temperature-controlled warehouse industry; general economic conditions; risks associated with the ownership of real estate and temperature- controlled warehouses in particular; defaults or non-renewals of contracts with customers; potential bankruptcy or insolvency of our customers; uncertainty of revenues, given the nature of our customer contracts; increased interest rates and operating costs; our failure to obtain necessary outside financing; risks related to, or restrictions contained in, our debt financing; decreased storage rates or increased vacancy rates; difficulties in identifying properties to be acquired and completing acquisitions; risks related to expansions of existing properties and developments of new properties such as the Woolworths development projects in Australia, including failure to meet budgeted or stabilized returns in respect thereof; acquisition risks, including the failure of such acquisitions to perform in accordance with projections; difficulties in expanding our operations into new markets, including international markets; our failure to maintain our status as a REIT; uncertainties and risks related to natural disasters and global climate change; possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently or previously owned by us; financial market fluctuations; actions by our competitors and their increasing ability to compete with us; labor and power costs; changes in real estate and zoning laws and increases in real property tax rates; the competitive environment in which we operate; our relationship with our employees, including the occurrence of any work stoppages or any disputes under our collective bargaining agreements; liabilities as a result of our participation in multi-employer pension plans; the cost and time requirements as a result of our operation as a publicly traded REIT; the concentration of ownership by funds affiliated with The Yucaipa Companies and The Goldman Sachs Group, Inc.; changes in foreign currency exchange rates; the impact of anti-takeover provisions in our constituent documents and under Maryland law, which could make an acquisition of us more difficult, limit attempts by our shareholders to replace our trustees and affect the price of our common shares; and risks related to our forward sale agreement, including substantial dilution to our earnings per share or substantial cash payment obligations. Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near- term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements. Examples of forward-looking statements included in this presentation include, among others, statements about our expected expansion and development pipeline and our targeted return on invested capital on expansion and development opportunities. We qualify any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and our other reports filed with the Securities and Exchange Commission, could cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. 1

Key Investment Highlights Important First Mover Advantage as the Only Publicly Traded REIT Focused on Temperature-Controlled Warehouses 1 A Global Market Leader with Integrated Network of Strategically-Located, High-Quality, “Mission-Critical” Warehouses 2 Infrastructure Supported by Best-in-Class IT and Operating Platforms Provides a Significant Competitive Advantage 3 Strong and Stable Food Industry Fundamentals Drive Growing Demand for Our Business 4 Experienced Management Team, Alignment of Interest and Best-In-Class Corporate Governance 5 Substantial Internal and External Growth Opportunities Expected to Drive Attractive Risk-Adjusted Returns 6 Investment Grade, Flexible Balance Sheet Positioned for Growth 7 2Key Investment Highlights Important First Mover Advantage as the Only Publicly Traded REIT Focused on Temperature-Controlled Warehouses 1 A Global Market Leader with Integrated Network of Strategically-Located, High-Quality, “Mission-Critical” Warehouses 2 Infrastructure Supported by Best-in-Class IT and Operating Platforms Provides a Significant Competitive Advantage 3 Strong and Stable Food Industry Fundamentals Drive Growing Demand for Our Business 4 Experienced Management Team, Alignment of Interest and Best-In-Class Corporate Governance 5 Substantial Internal and External Growth Opportunities Expected to Drive Attractive Risk-Adjusted Returns 6 Investment Grade, Flexible Balance Sheet Positioned for Growth 7 2

Company Snapshot

World's largest publicly traded REIT focused on the ownership, operation, development and acquisition of temperature-controlled warehouses

Pro Forma Portfolio Overview [1]

Warehouses	179
Ownership Type	141 Owned [2], 26 Capital / Operating Leased, 12 Managed
Total Capacity	1.1bn cubic feet / 45mm square feet
Average Facility Size	6mm cubic feet / 251K square feet
Countries of Operation	U.S., Australia, New Zealand, Argentina and Canada
Estimate of U.S. Market Share	26% [3]
Number of Customers	2,400+
Number of Pallet Positions	3.8mm

Financial Overview – Standalone COLD

($ in millions)	2017A	2018A	LTM 3/31/19
Revenue	$1,544	$1,604	$1,606
Segment Contribution / NOI	$374	$406	$407
Core EBITDA	$287	$307	$306

LTM 3/31/19 Segment Breakdown – Standalone COLD [4]



Revenue
Warehouse
74%
$1,597mm
LTM Revenue
16%
Third-Party Managed
10%
Transportation



Contribution / NOI (5)
Warehouse
92%
$407mm
LTM NOI
4%
4%
Third-Party Managed
Transportation

Note: Figures as of March 31, 2019, unless otherwise indicated

(1) Figures pro forma Cloverleaf and Lanier acquisitions

(2) Includes seven ground leased assets

(3) Data as of August 2018. As of January 2018, USDA has changed the definition surrounding the capacity of domestic refrigerated warehouses. Warehouses must meet additional criteria to be included in the publication

(4) Figures exclude quarry business segment

(5) Segment contribution refers to segment's revenues less segment specific operating expenses (excludes any depreciation, depletion and amortization, impairment charges and corporate level SG&A). Contribution for our warehouse segment equates to net operating income ("NOI")

americold
REALTY TRUST

3

Largest Fully Integrated Network of Temperature-Controlled Warehouses An indispensable component of food infrastructure from “farm to fork e-Commerce Fulfillment Phoenix, AZ Delhi, LA LaPorte, TX Atlanta, GA Fork Farm Production Public Distribution Retail Advantaged Warehouse Center Distribution Center Supermarket Warehouse Food Producers Americold Realty Trust Food Distribution + Retailers Gouldsboro Distribution Center – Gouldsboro, PA 4Largest Fully Integrated Network of Temperature-Controlled Warehouses An indispensable component of food infrastructure from “farm to fork e-Commerce Fulfillment Phoenix, AZ Delhi, LA LaPorte, TX Atlanta, GA Fork Farm Production Public Distribution Retail Advantaged Warehouse Center Distribution Center Supermarket Warehouse Food Producers Americold Realty Trust Food Distribution + Retailers Gouldsboro Distribution Center – Gouldsboro, PA 4

Integrated Operations Overview

Real estate value is driven by the critical nature of our infrastructure, strategic locations and integrated, full-service strategy

Warehouse (Storage and Handling)

Overview

- Mission-critical, temperature-controlled real estate infrastructure generates rent and storage income
- Comprehensive value-add services
- Strategic locations, network breadth, scale, reliable temperature integrity and best-in-class customer IT interface distinguish our warehouses from our competitors



Tradewater Distribution Facility – Atlanta, GA

Select Customers

CONAGRA BRANDS, Wakefern Food Corp., Danone Wave, Woolworths, McCain, H-E-B, SYSCO, US Foodservice

% of Contribution (1)


Warehouse NOI
92%

Third-Party Managed

Overview

- Management of customer-owned warehouses
- Warehouse management services provided at customer-owned facilities
- Operating costs passed through to customers

Select Customers

Kroger, KraftHeinz, LambWeston, Woolworths, Sobeys

% of Contribution (1)


4%
Third-Party Managed

Transportation

Overview

- Asset-light consolidation, management and brokerage services
- Complements warehouse segment
- Enhances customer retention and drives warehouse storage and occupancy
- Supplementary offering that improves supply chain efficiency and reduces cost by leveraging Americold's scale

Select Customers

Unilever, Grocery Outlet, Whole Foods Market, B&G, Woolworths, Wakefern, USDA, Murry's, White Castle, InnovAsian Cuisine

% of Contribution (1)


4%
Transportation

AMERICOLD REALTY TRUST

(1) LTM figures as of March 31, 2019 and excludes the quarry business segment

5

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or or or or or or or or or or or or or or or or or or or or or or or or or or or or NY0 NY0 NY0 NY0 NY0 NY0 NY0 0 0 0 0 0 0 0 8 8 8 8 8 8 8 V V V V V V V 6 6 6 6 6 6 6 E E E E E E E / / / / / / / 1 1 1 1 1 1 1 1 1 1 1 1 1 1 5 5 5 5 5 5 5 7 7 7 7 7 7 7 2 2 2 2 2 2 2 3 3 3 3 3 3 3 5 5 5 5 5 5 5 _1 _1 _1 _1 _1 _1 _1 . . . . . . . w w w w w w w or or or or or or or NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 V V V V V V V V V V V V V V V V V V V V V V V V V V V V 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 E E E E E E E E E E E E E E E E E E E E E E E E E E E E / / / / / / / / / / / / / / / / / / / / / / / / / / / / 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . w w w w w w w w w w w w w w w w w w w w w w w w w w w w or or or or or or or or or or or or or or or or or or or or or or or or or or or or NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 V V V V V V V V V V V V V V V V V V V V V 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 E E E E E E E E E E E E E E E E E E E E E / / / / / / / / / / / / / / / / / / / / / 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 . . . . . . . . . . . . . . . . . . . . . w w w w w w w w w w w w w w w w w w w w w or or or or or or or or or or or or or or or or or or or or or (1) (1) (1) Argentina Canada United States Australia New Zealand 2 # Facilities 3 # Facilities 161 # Facilities 6 # Facilities 7 # Facilities 471 36,732 1,644 604 Square Feet (000s) 232 Square Feet (000s) Square Feet (000s) Square Feet (000s) Square Feet (000s) 9.7 Cubic Feet (mm) 14.3 Cubic feet (mm) 971.9 Cubic feet (mm) 47.6 Cubic feet (mm) 22.8 Cubic feet (mm) 6 Note: Americold portfolio figures as of March 31, 2019, pro forma Cloverleaf and Lanier acquisitions (1) Figures include ambient facility, except for cubic feet metric AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK Strategically Located, “Mission-Critical” Temperature-Controlled Warehouses Strategic locations and extensive geographic presence provide an integrated warehouse network that is fundamental to customers’ ability to optimize their distribution networks BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK MB MB MB MB MB MB MB MB MB MB MB MB MB MB MB MB MB MB MB MB MB SK SK SK SK SK SK SK MB MB MB MB MB MB MB MB MB MB MB MB MB MB MB MB MB MB MB MB MB MB MB MB MB MB MB MB PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE PE NB 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LA LA LA LA FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL Distribution Public Production Advantaged Facility Leased NY008V6E / 1157235_1.wor Third-Party Managed NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 8 8 8 8 8 8 8 8 8 8 8 8 8 8 V V V V V V V V V V V V V V 6 6 6 6 6 6 6 6 6 6 6 6 6 6 E E E E E E E E E E E E E E / / / / / / / / / / / / / / 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 5 5 5 5 5 5 5 5 5 5 5 5 5 5 7 7 7 7 7 7 7 7 7 7 7 7 7 7 2 2 2 2 2 2 2 2 2 2 2 2 2 2 3 3 3 3 3 3 3 3 3 3 3 3 3 3 5 5 5 5 5 5 5 5 5 5 5 5 5 5 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 . . . . . . . . . . . . . . w w w w w w w w w w w w w w or or or or or or or or or or or or or or NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 V V V V V V V V V V V V V V V V V V V V V V V V V V V V 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 E E E E E E E E E E E E E E E E E E E E E E E E E E E E / / / / / / / / / / / / / / / / / / / / / / / / / / / / 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . w w w w w w w w w w w w w w w w w w w w w w w w w w w w or or or or or or or or or or or or or or or or or or or or or or or or or or or or NY0 NY0 NY0 NY0 NY0 NY0 NY0 0 0 0 0 0 0 0 8 8 8 8 8 8 8 V V V V V V V 6 6 6 6 6 6 6 E E E E E E E / / / / / / / 1 1 1 1 1 1 1 1 1 1 1 1 1 1 5 5 5 5 5 5 5 7 7 7 7 7 7 7 2 2 2 2 2 2 2 3 3 3 3 3 3 3 5 5 5 5 5 5 5 _1 _1 _1 _1 _1 _1 _1 . . . . . . . w w w w w w w or or or or or or or NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 V V V V V V V V V V V V V V V V V V V V V V V V V V V V 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 E E E E E E E E E E E E E E E E E E E E E E E E E E E E / / / / / / / / / / / / / / / / / / / / / / / / / / / / 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 . . . . . . . . . . . . .. . . . . . . . . . . . . . . . w w w w w w w w w w w w w w w w w w w w w w w w w w w w or or or or or or or or or or or or or or or or or or or or or or or or or or or or NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 V V V V V V V V V V V V V V V V V V V V V 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 E E E E E E E E E E E E E E E E E E E E E / / / / / / / / / / / / / / / / / / / / / 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 . . . . . . . . . . . . . . . . . . . . . w w w w w w w w w w w w w w w w w w w w w or or or or or or or or or or or or or or or or or or or or or (1) (1) (1) Argentina Canada United States Australia New Zealand 2 # Facilities 3 # Facilities 161 # Facilities 6 # Facilities 7 # Facilities 471 36,732 1,644 604 Square Feet (000s) 232 Square Feet (000s) Square Feet (000s) Square Feet (000s) Square Feet (000s) 9.7 Cubic Feet (mm) 14.3 Cubic feet (mm) 971.9 Cubic feet (mm) 47.6 Cubic feet (mm) 22.8 Cubic feet (mm) 6 Note: Americold portfolio figures as of March 31, 2019, pro forma Cloverleaf and Lanier acquisitions (1) Figures include ambient facility, except for cubic feet metric

A Global Market Leader in Temperature-Controlled Warehousing

Position as a global market leader allows us to realize economies of scale, reduce operating costs and lower our overall cost of capital. Ideally positioned to compete for customers and external growth opportunities

U.S. Market [(1)]

	Rank	Market Share	Cubic Ft (mm)
Lineage Logistics	#1	29.0%	1,083
americold	**#2**	**26.0%**	**972**
US Cold Storage, Inc.	#3	7.5%	280
AGRO Merchants Group	#4	3.1%	115
Interstate Warehousing, Inc.	#5	2.7%	100
Henningsen Cold Storage Co.	#6	1.7%	65
Burris Logistics	#7	1.6%	58
Hanson Logistics	#8	1.2%	44
Seafrigo Logistics	#9	0.7%	26
MTC Logistics	#10	0.7%	25
TOTAL [(3)]		**74.2%**	**2,769**

Global Market [(2)]

	Rank	Market Share	Cubic Ft (mm)
Lineage Logistics	#1	6.1%	1,334
americold	**#2**	**4.9%**	**1,066**
Swire Cold Storage	#3	1.6%	358
AGRO Merchants Group	#4	1.2%	263
Nichirei Logistics Group, Inc.	#5	0.8%	174
Kloosbeheer B.V.	#6	0.8%	165
NewCold Advanced Cold Logistics	#7	0.6%	140
VersaCold Logistics Services	#8	0.6%	133
Interstate Warehousing, Inc.	#9	0.5%	100
Emergent Cold Storage	#10	0.3%	76
TOTAL [(3)]		**17.4%**	**3,810**

americold
REALTY TRUST

Note: Americold portfolio figures provided by the Company as of March 31, 2019. As of January 2018, USDA has changed the definition surrounding the capacity of domestic refrigerated warehouses. Warehouses must meet additional criteria to be included in the publication. Figures may not sum due to rounding
(1) IARW Top Companies in USA and North America, August 2018 and USDA National Agricultural Statistics Service, "Refrigerated Space: By Type of Warehouse" chart
(2) GCCA and IARW Top Companies in USA and North America, August 2018
(3) The remaining 25.8% and 82.6% of the U.S. and global markets consist of ~963.5mm cubic feet and ~18.1bn cubic feet, respectively

7

Highly Diversified Business Model Produces Stable Cash Flows

Diversification helps reduce revenue volatility associated with seasonality and changing commodity trends

Commodity (1)



LTM 3/31/19
WAREHOUSE
REVENUE
$1,180mm
Dairy
9%
Potatoes
11%
Poultry
12%
Packaged Foods (3)
19%
Retail (2)
26%
Fruits & Vegetables
6%
Bakery
4%
Beef
3%
Distributors (4)
3%
Other
3%
Pork
3%
Seafood
3%

Global Geographic Diversity (1)



Global Warehouse
United States
Argentina
New Zealand
Australia
1%
3%
13%
83%
LTM 3/31/19
WAREHOUSE
REVENUE
$1,180mm
U.S. Warehouse
Central
Southeast
East
West
24%
22%
26%
28%
LTM 3/31/19
TOTAL U.S.
WAREHOUSE
REVENUE
$983mm

Warehouse Type (1)



Distribution
Production Advantaged
Public Warehouse
Facility Leased
62%
20%
17%
< 1%
LTM 3/31/19
WAREHOUSE
REVENUE
$1,180mm
Distribution
Production Advantaged
Public Warehouse
Facility Leased
56%
25%
18%
1%
LTM 3/31/19
WAREHOUSE
CONTRIBUTION
(NOI)
$376mm

Pro Forma Cloverleaf acquisition, COLD's exposure to Pork, Poultry and Beef increases to ~26%, which currently represent ~18% of COLD's total warehouse revenues (1)

americold REALTY TRUST

Note: Figures may not sum due to rounding
(1) Diversification based on warehouse segment revenues for the twelve months ended March 31, 2019
(2) Retail reflects a broad variety of product types from retail customers
(3) Packaged food reflects a broad variety of temperature-controlled meals and foodstuffs
(4) Distributors reflects a broad variety of product types from distribution customers

8

Long Standing Relationships with Top 25 Customers

Scope and scale of network coupled with long-standing relationships position the Company to grow market share organically and through acquisitions

Representative Food Producers / CPG Companies

Unilever, Schwan's, General Mills, Smithfield, McCain, KraftHeinz, Ocean Spray, Simplot, Perdue, Conagra Brands, Beyond Meat, Danone Wave, Nestlé, Lamb Weston, JBS, Tyson

Representative Retailers / Distributors

Woolworths, Grocery Outlet Bargain Market, Supervalu, Coles, Wakefern, Trader Joe's, Walmart, Kroger, Smart & Final

Top 25 Customers

- ✓ Have been with Americold for an average of 30+ years
- ✓ 14 customers are investment grade (1)
- ✓ 100% utilize multiple facilities
- ✓ 100% utilize technology integration
- ✓ 88% utilize value-add services
- ✓ 64% utilize committed contracts or leases
- ✓ 60% are in fully dedicated sites
- ✓ 44% utilize transportation and consolidation services

25 largest customers account for approximately 59% (2) of warehouse revenues, with no one customer generating more than 8% (2) of revenues americold REALTY TRUST

(1) Represents long-term issuer ratings as published in May 2019
(2) Based on LTM warehouse revenues as of March 31, 2019, pro forma Cloverleaf and Lanier acquisitions

9

Economic Occupancy Driving Improved Returns

Implementation of our standard underwriting procedures has contributed to consistent occupancy growth over the last three years

Physical Occupancy

- Optimal physical occupancy across our temperature-controlled warehouse portfolio is **~85%**
  - Varies based on several factors, including intended customer base, throughput maximization, seasonality and leased but unoccupied pallets

Economic Occupancy

- Significantly increased fixed commitment contracts in our portfolio
- Economic occupancy reflects the aggregate number of physically occupied pallets and any additional pallets otherwise contractually committed for a given period, without duplication

Average Physical and Economic Occupancy Trend



1Q
2Q
3Q
4Q
Annual
75.0%
77.6%
76.2%
79.7%
74.6%
78.8%
73.5%
75.6%
74.2%
77.3%
76.5%
77.4%
77.0%
80.6%
80.8%
81.5%
80.6%
83.7%
76.4%
78.0%
77.0%
80.3%
76.6%
'16 '17 '18 '19
'16 '17 '18
'16 '17 '18
'16 '17 '18
'16 '17 '18 LTM 3/31/19

Note: Dotted lines represent incremental economic occupancy percentage

Illustrative Economic Occupancy (1)



Warehouse Pallets
X Currently Occupied
Contractually Reserved Pallets



Physical Occupancy
Economic Occupancy
10,000
9,000
8,000
7,000
6,000
5,000
7,000
6,800
7,000
7,100
7,350
7,600
7,850
8,300
8,500
9,000
8,800
8,300
8,500
Illustrative Economic Occupancy: 85%
vs.
Illustrative Physical Occupancy: 78%
January
February
March
April
May
June
July
August
September
October
November
December

AMERICOLD REALTY TRUST

(1) Example assumes 10,000 pallet positions and is for illustrative purposes only

10

Growing Committed Revenue in Warehouse Portfolio

Significant improvement transitioning from as-utilized, on demand contracts to fixed storage committed contracts and leases

- Fixed storage committed contracts and leases currently represent:
  - 43% of warehouse rent and storage revenues [1] and
  - 49% of total warehouse segment revenues [2]
- 5-year weighted average stated term [3]
- 3-year weighted average remaining term [3]
- As of March 31, 2019, we had entered into at least one fixed commitment contract or lease with 20 of our top 25 warehouse customers
- The scope and breadth of our network positions us to continue to increase our fixed storage commitments

Rent & Storage Warehouse Revenue


LTM Revenue
$600
$500
$400
$300
$200
$100
$508mm
$511mm
$513mm
$515mm
$515mm
61%
60%
58%
57%
57%
39%
40%
42%
43%
43%
1Q18
2Q18
3Q18
4Q18
1Q19
Annualized Committed Rent & Storage Revenue (1)
Other Rent & Storage Revenue

Total Warehouse Segment Revenue


LTM Revenue
$1,200
$1,000
$800
$600
$400
$200
$1,156mm
$1,162mm
$1,169mm
$1,177mm
$1,180mm
57%
56%
56%
55%
51%
43%
44%
44%
45%
49%
1Q18
2Q18
3Q18
4Q18
1Q19
Other Warehouse Segment Revenue
Warehouse Segment Revenue Generated by Fixed Commitment Contracts or Leases (2)

americold REALTY TRUST

(1) Based on the annualized committed rent and storage revenues attributable to fixed storage commitment contracts and leases as of LTM March 31, 2019
(2) Based on total warehouse segment revenue generated by contracts with fixed storage commitments and leases for LTM March 31, 2019
(3) Represents weighted average term for contracts featuring fixed storage commitments and leases as of March 31, 2019

11

Warehouse Financial Summary

Warehouse Revenue ($mm)

	Actual $	CC $
Rent and Storage Revenue CAGR:	2.9%	3.8%
Warehouse Services Revenue CAGR:	3.8%	4.6%
Total 2015A – LTM 3/31/2019 CAGR:	**3.4%**	**4.3%**



$1,057
$1,081
$1,146
$1,177
$1,180
$588
$604
$644
$662
$665
$469
$477
$502
$515
$515
2015A
2016A
2017A
2018A
LTM 3/31/19
Rent & Storage
Warehouse Services

Same Store Rent & Storage Revenue per Occupied Pallet Growth				
0.9%	2.5%	4.1%	5.0%	4.3%
2015A – LTM 3/31/19 Average Growth: 3.4%				

Warehouse NOI ($mm)

	Actual $	CC $
Rent and Storage NOI CAGR:	4.6%	5.1%
Warehouse Services NOI CAGR:	33.7%	28.4%
Total 2015A – LTM 3/31/2019 CAGR:	**6.3%**	**6.5%**



$308
$314
$348
$375
$376
$14
$11
$24
$37
$36
$294
$303
$324
$338
$340
2015A
2016A
2017A
2018A
LTM 3/31/19
Rent & Storage
Warehouse Services

Contribution (NOI) Margin				
29%	29%	30%	32%	32%
2015A – LTM 3/31/19 margin expansion: 273 bps				

Margin expansion has been driven by improved commercialization and customer mix, contractual rate increases, occupancy growth and operational improvements americold REALTY TRUST

12

Substantially All Warehouse NOI Driven by Rental & Storage Revenue



		Rent & Storage	+	Warehouse Services	=	Total Warehouse	Commentary
Revenues		$0.44		$0.56		$1.00	*REIT: Rent & Storage* *TRS: Warehouse Services*
Expenses	Power	($0.06)		--		($0.06)	*Power and utilities*
	Other Facility Costs	($0.09)		--		($0.09)	*Real Estate Related Costs: facility maintenance, property taxes, insurance, rent, security, sanitation, etc.*
	Labor	--		($0.44)		($0.44)	*Direct labor, overtime, contract labor, indirect labor, workers' compensation and benefits*
	Other Services Costs	--		($0.09)		($0.09)	*MHE (1), warehouse operations (pallets, shrink wrap, OS&D and D&D (2)) and warehouse administration*
NOI		$0.29	+	$0.03	=	$0.32	
	Margin:	66%		5%		32%	
	% WH Total:	90%		10%		100%	



americold REALTY TRUST

Note: Based on LTM warehouse segment as of March 31, 2019. Future results may vary. Figures may not sum due to rounding
(1) Material Handling Equipment
(2) OS&D and D&D refer to Over Short & Damaged and Detentioned & Demurrage, respectively

13

Positioned for Multiple Avenues of Growth

Global warehouse network, operating systems, scalable information technology platform and economies of scale provide a significant advantage over competitors with respect to organic and external growth opportunities

Organic Growth Opportunities

Development and Redevelopment

External Growth and Expansion Opportunities

Proactive Asset Management "Same Store" Warehouse

Focused and Disciplined Strategy to Expand Portfolio

1. Rate Escalations / Occupancy Increases ✓
2. Underwriting & Contract Standardization ✓
3. Operational Efficiencies & Cost Containment ✓
4. Customer-Specific Build-to-Suit & Market-Driven Development ✓
5. Redevelopment & Existing Site Expansion ✓
6. Industry Consolidation ✓
7. Global Food Producers Outsourcing & Sale-Leaseback Opportunities
8. Expand Presence in Other Temperature Sensitive Products in the Cold Chain

✓ *Signifies COLD has accomplished growth opportunity*

americold REALTY TRUST

14

Historical Same Store Performance

Same store performance is the culmination of replacing legacy customer agreements with new contracts implementing our Commercial Business Rules, active asset management and leveraging integrated network, scale and market position

Same Store Warehouse Revenue Growth



Actual $ Growth %
1.6%
3.2%
6.1%
2.9%
0.4%
Constant Currency $ Growth %
4.9%
4.1%
5.8%
3.9%
2.7%
2015
2016
2017
2018
YTD 2019

Total Same Store Warehouse NOI Growth



Actual $ Growth %
3.2%
2.1%
9.8%
6.9%
0.2%
Constant Currency $ Growth %
6.1%
2.9%
9.5%
7.4%
3.8% (1)
1.5%
2015
2016
2017
2018
YTD 2019

Same Store Portfolio – Standalone COLD



Non-Same Store 5%
7
TOTAL STANDALONE COLD FACILITIES
144
137
Same Store
95%

Same Store NOI Margin



80.0%
60.0%
40.0%
20.0%
0.0%
63.0%
64.5%
65.5%
66.2%
67.4%
SS Rent & Storage
29.5%
29.8%
30.9%
32.1%
31.3%
Total SS Warehouse
2.5%
2.0%
4.0%
5.8%
3.6%
SS Warehouse Services
2015
2016
2017
2018
YTD 2019

Same store warehouse revenue growth expected to range between 2% - 4% on a constant currency basis and same store NOI growth to be 100 to 200 basis points higher than the associated revenue americold REALTY TRUST

Note: Figures as of March 31, 2019, unless otherwise indicated
Note: Constant currency growth represents year-over-year growth based on the same foreign exchange rates relative to the comparable prior year period
Note: NOI growth represents year-over-year growth to the comparable prior period
(1) YTD 2019 growth rate reflects adjustments for certain workers compensation expense benefit in 2018 and certain healthcare expense in 2019

15

Growth Strategy – Expansion, Development and Acquisitions

Completed Since 2014	*Phoenix, AZ* · *Middleboro, MA* · *East Point, GA* · *Leesport, PA* · *Clearfield, UT*	**20.1mm Cu Ft** **~70,000 Pallets**	*Incurred Cost* **$93mm**

Expansion and Development Opportunities [1]

Under Construction	*Rochelle, IL* · *Savannah, GA* · *Atlanta, GA* · *North Little Rock, AR* · *Chesapeake, VA* · *Columbus, OH*	**58.0mm Cu Ft** **180,000 Pallets**	*Estimated Costs [2]* **~$347mm** *5 Expansion / 1 New Build*
Australian Development [3]	*Estimated Costs [4]* **~$600mm** ✓ *Acquired land in Sydney, NSW for $43mm*	*3 Developments* Brisbane, Queensland Melbourne, Victoria Sydney, New South Wales ✓ *Target Completion Date [2]: 2021 to 2023*	✓ *Customer-Specific* ✓ *Build-to-Suit for High Quality Tenant* ✓ *Investment Grade Customer* ✓ *Within Targeted Return Range*
Future Pipeline [5]	*Estimated Investment [6]* **$1bn+** ✓ *Includes both customer-specific and market-demand*	**85+ acres land** *adjacent to 9 warehouses*	
Development of New Sites	**Customer-Specific** · **Market-Demand** +	**Existing Sites for Future Expansion**	**700+ acres land** *adjacent to 60+ warehouses*

Expect to initiate on average 2 to 3 expansion / development opportunities annually, with aggregate invested capital of $75 million to $200 million

(1) As of March 31, 2019; no assurance can be given that the actual cost or completion dates of any expansions or developments will not exceed our estimate
(2) Reflects management's estimate of cost of completion as of March 31, 2019
(3) The Letter of Intent is not a binding agreement and the planned transactions are subject to negotiation of definitive documentation, receipt of any necessary approvals by us and customer, and other conditions. The consummation of these transactions may not be completed at all, or may not be completed in the time frame, on the terms or in the manner currently anticipated. There are a number of risks and uncertainties relating to the transactions
(4) Based on management's preliminary estimates; there is no assurance that the actual cost or completion dates will not exceed our estimate
(5) These future pipeline opportunities are at various stages of discussion and consideration and, based on historical experiences, many of them may not be pursued or completed as contemplated or at all and there is no assurance that our budgeted unlevered stabilized returns will be achieved
(6) Estimated investment excludes costs related to the current under construction development projects americold REALTY TRUST
16

Australian Development Opportunity

Project Overview

- Australia's largest grocer, has selected Americold as its sole strategic supply chain partner
  - Represents a dedicated **build-to-suit** opportunity to design, build and operate **highly automated** distribution centers across **three primary Australian markets**
  - Our customer is a **high quality** and **investment grade** (Baa2 / BBB (Stable) ratings) [(1)] tenant

Map



People per sq km
101 or more
10.1–100
1.1–10.0
0.1–1
Less than 0.1
Facilities
Key logistics corridor
Brisbane
Sydney
Melbourne

Source: Australian Bureau of Statistics June 2017

Key Statistics

- ~$600mm total investment staggered over four years
- 20-year initial term for lease and services agreements
- Prospective locations (target completion years):
  - Brisbane, Queensland (2021)
  - Melbourne, Victoria (2022)
  - Sydney, New South Wales (2023)

Rendering



Brisbane, Queensland (Australia)

COLD's budgeted unlevered stabilized returns are consistent with previously disclosed target returns for future expansion and development opportunities americold REALTY TRUST

Note: The Letter of Intent is not a binding agreement and the planned transactions are subject to negotiation of definitive documentation, receipt of any necessary approvals by us and our customer, and other conditions. The consummation of these transactions may not be completed at all, or may not be completed in the time frame, on the terms or in the manner currently anticipated. There are a number of risks and uncertainties relating to the transactions. No assurance can be given that the actual cost or completion dates of the developments will not exceed our estimate

(1) Customer's investment grade ratings from Moody's and S&P as of May 2019

17

Atlanta Major Market (Atlanta MM) Expansion Opportunity Transaction Overview § Americold’s Atlanta MM campus includes several facilities in the market’s core distribution hub § ~$126mm-136mm total capital required § Strong market demand is driving the need to expand our Atlanta footprint to meet our customers’ increasing demands § Automation, re-racking and new material handling equipment will allow for customer mix optimization Atlanta, GA § We expect the returns for this expansion to be within our previously disclosed targeted range for expansion projects 1173037_1.wor (NY008V6E) Tradewater Semi-automatic expansion to be added to the existing site Gateway Fully-automated expansion to be added to the existing site For efficiency purposes, a portion of the facility is to be re-racked in order to locate Walmart Multi-Vendor and COLD Westgate Consolidation Program within a single facility to improve operational efficiency Southgate Preliminary investments in material handling equipment and driver amenities to support new business Skygate Preliminary investments in material handling equipment and driver amenities as a means of positioning Skygate as a future Multi-Vendor Consolidation dedicated site Note: The consummation of this expansion may not be completed at all, or may not be completed in the time frame, on the terms or in the manner currently anticipated. 18 There are a number of risks and uncertainties relating to this expansion. No assurance can be given that the actual cost or completion dates of the developments will not exceed our estimateAtlanta Major Market (Atlanta MM) Expansion Opportunity Transaction Overview § Americold’s Atlanta MM campus includes several facilities in the market’s core distribution hub § ~$126mm-136mm total capital required § Strong market demand is driving the need to expand our Atlanta footprint to meet our customers’ increasing demands § Automation, re-racking and new material handling equipment will allow for customer mix optimization Atlanta, GA § We expect the returns for this expansion to be within our previously disclosed targeted range for expansion projects 1173037_1.wor (NY008V6E) Tradewater Semi-automatic expansion to be added to the existing site Gateway Fully-automated expansion to be added to the existing site For efficiency purposes, a portion of the facility is to be re-racked in order to locate Walmart Multi-Vendor and COLD Westgate Consolidation Program within a single facility to improve operational efficiency Southgate Preliminary investments in material handling equipment and driver amenities to support new business Skygate Preliminary investments in material handling equipment and driver amenities as a means of positioning Skygate as a future Multi-Vendor Consolidation dedicated site Note: The consummation of this expansion may not be completed at all, or may not be completed in the time frame, on the terms or in the manner currently anticipated. 18 There are a number of risks and uncertainties relating to this expansion. No assurance can be given that the actual cost or completion dates of the developments will not exceed our estimate

PortFresh Acquisition (Savannah, GA)

Transaction Overview

- In January 2019, **COLD acquired privately-held PortFresh for ~$35mm**
  - **$20mm** of the purchase price was allocated to the existing business / current facility on 20 acres of land
  - **$15mm** allocated to an additional **163 contiguous acres of zoned and entitled** land where **COLD plans to develop**
- **PortFresh** is a leading temperature-controlled operator servicing the **attractive fresh produce trade** through the **Port of Savannah**

Development Opportunity

- **In 2Q19**, COLD started construction of a new, state-of-the-art cold storage facility
  - The planned development is **driven by customer demand**
  - Advanced blast freezing capabilities, ample space and mission-critical infrastructure will be delivered to support the refrigerated-containerized trade

PortFresh Business

Fresh Produce Industry

6.7% CAGR (Revenue) (1)

4.6% CAGR (Volume) (1)

PortFresh Land

20 Acres

Current Facility Footprint

163 Acres

Purchased for Development

Port of Savannah

4th Largest Port

Key Logistics Market in the U.S.

8.8% CAGR (2)

'13-'18 Total Imports

10.6% CAGR (2)

'13-'18 Temp-Controlled Imports

Throughput Capacity

Port of Savannah plans to significantly expand capacity in next 10 years

Current Facility & Development Overview

	Current Facility	*Development*
Cubic Feet	4.3mm cubic feet	~14.8mm cubic feet (est.)
Pallet Positions	6K pallet positions	~37K pallet positions (est.)
Capital	$20mm	~$70-80mm (3)



PORTFRESH

americold REALTY TRUST

Note: The consummation of the development may not be completed at all, or may not be completed in the time frame, on the terms or in the manner currently anticipated. There are a number of risks and uncertainties relating to the development. No assurance can be given that the actual cost or completion dates of the developments will not exceed our estimate

(1) Represents 2012 – 2017 CAGR for US Imports of fruits & vegetables per the USDA

(2) Based on GPA Marketing Data (EIS – Loaded and Empty)

(3) Inclusive of $15mm purchase price allocated to land

19

Cloverleaf Cold Storage Acquisition

Cloverleaf acquisition enhances the Company's integrated warehouse network while expanding relationships with overlapping customers, with additional synergy opportunities available through integration



LEGEND

- *Current expansion opportunities (3)*
- *Acquired land being considered for a new ground-up development*

Asset locations denoted by bubbles of relative size, approximating facility size based on refrigerated cubic feet

9 STATES

22 FACILITIES

CLOVERLEAF COLD STORAGE
Farmers Produce

- *Fifth largest temperature-controlled warehouse company in the United States* [1]
- *Total purchase price of approximately **$1.24bn***
- *Immediately **accretive** (pre-COLD synergies and leverage neutral)*

TOTAL FACILITIES	22
REFRIGERATED CUBIC FEET	132mm
BUILDING SQUARE FEET	5.2mm
NUMBER OF CUSTOMERS	360+

TOP 10 CUSTOMERS
(100% Overlap with COLD Customers)

Smithfield, Cargill, ConAgra, JBS, Bay Valley Foods, Michael Foods, Tyson, OK Foods, Hormel Foods, Butterball

americold REALTY TRUST

Note: Does not include expansions and potential new build

(1) Based on GCCA data as of the transaction announcement date. Lineage Logistics' announced acquisition of Preferred Freezer Services had not yet closed and was not reflected in the industry rankings

20

Lanier Cold Storage Acquisition (Gainesville, GA)

Lanier Cold Storage acquisition further strengthens the Company's position as the leading global owner and operator of temperature-controlled infrastructure

Transaction Overview

- In May 2019, COLD announced the acquisition of privately-held Lanier Cold Storage for ~$82mm
  - Consists of two temperature-controlled storage facilities served by major highways and railways
  - Less than 12 miles from COLD's Gainesville location
- Designed to supply poultry and other products to markets across the U.S.
- Potential synergies to be achieved through COLD's commercialization platform and the Americold Operating System

Lanier at a Glance

Facilities	"Lanier North" Lula, GA "Lanier South" Gainesville, GA
Cubic Feet	~14mm cubic feet
Pallet Positions	~51K pallet positions


GA
"Lanier North"
Lula, GA

americold REALTY TRUST

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Flexible Balance Sheet Positioned for Growth Capitalization PF Debt Profile (as of 3/31/19) As of 3/31/19 Adjustment ⁽¹⁾ PF 3/31/19 ($ in millions) ü Investment grade ratings (BBB) from Fitch and Morningstar Share Price (as of 5/15/2019) $31.03 $31.03 Fully Diluted Shares Outstanding ⁽³⁾ 154.056 42.063 ⁽²⁾ 196.119 Rate Type Debt Type Equity Market Capitalization $4,780 $6,086 $375 $465 Debt Floating Secured Senior Unsecured Revolver ($800mm Capacity) $– $– 20% 25% Senior Unsecured Term Loan A 475 475 New Debt Private Placement – 350 350 Series A 4.68% Unsecured Notes due 2026 200 200 Series B 4.86% Unsecured Notes due 2029 400 400 2013 Mortgage Loans 288 288 75% New Market Tax Credit (NMTC) – 13 13 80% Rolled Leasing / Logistics Debt – 4 4 $1,425 $1,515 Sale Leaseback Financing Obligations 118 118 Unsecured Fixed Capitalized Lease Obligations 41 41 Total Debt $1,522 $1,890 (6) PF Real Estate Debt Maturity (as of 3/31/19) Less: Cash and Cash Equivalents (173) (189) (361) % of Net Debt $1,350 $1,528 – – – – 45% – – 12% – – 23% 20% Debt Maturing Total Enterprise Value ( TEV ) $6,130 $7,614 New Debt Private Placement Leverage Metrics Series A 4.68% Unsecured Notes Net Debt / LTM 3/31/19 Core EBITDA 4.4x 4.1x Series B 4.86% Unsecured Notes Net Debt / TEV 22.0% 20.1% Undrawn Revolver $288 2013 Mortgage Loans (4) Unsecured Term Loan A PF Liquidity (as of 3/31/19) Cash (5) ü Significant Liquidity: ~$1,508mm $361 24% – $139mm 2018 forward sale Revolver $475 agreement $400 $1,508mm 2018 Availability $350 TOTAL Forward – $237mm 2019 forward sale 51% $771 $200 (5) 9% LIQUIDITY Proceeds -- -- -- -- -- -- -- agreement $139 – $800mm Undrawn Senior Unsecured 16% 2019 Revolving Credit Facility Forward Proceeds ü Minimal near term debt maturities $237 Note: Dollars in millions except per share figures. Figures based on book value as of March 31, 2019. Pro forma capitalization excludes net proceeds from 6mm forward equity issued in September 2018 with an outstanding settlement date of no later than September 2019, and 8mm forward equity issued in April 2019 with an outstanding settlement date of no later than April 2020. The Company may settle the forward shares by issuing new shares or may instead elect to cash settle or net share settle all or a portion of the forward shares. Figures may not sum due to rounding (1) Represents impact from the Cloverleaf and Lanier transactions and other developments (2) Excludes the issuance of ~8mm common shares upon the full physical settlement of the 2019 forward sale agreement (3) Fully diluted shares outstanding based on closing share price on May 15, 2019, which was $31.03, and excludes issuance of 6mm forward and 8mm forward equity components (4) Assumes the issuance of ~6mm and ~8mm common shares upon the full physical settlement of the 2018 and 2019 forward sale agreements, respectively 22 (5) Figure reflects pro forma cash and the capacity available under the Senior Unsecured Revolving Credit Facility less ~$29mm in letters of credit (6) Reflects the principal due each period and does not adjust for amortization of principal balancesFlexible Balance Sheet Positioned for Growth Capitalization PF Debt Profile (as of 3/31/19) As of 3/31/19 Adjustment ⁽¹⁾ PF 3/31/19 ($ in millions) ü Investment grade ratings (BBB) from Fitch and Morningstar Share Price (as of 5/15/2019) $31.03 $31.03 Fully Diluted Shares Outstanding ⁽³⁾ 154.056 42.063 ⁽²⁾ 196.119 Rate Type Debt Type Equity Market Capitalization $4,780 $6,086 $375 $465 Debt Floating Secured Senior Unsecured Revolver ($800mm Capacity) $– $– 20% 25% Senior Unsecured Term Loan A 475 475 New Debt Private Placement – 350 350 Series A 4.68% Unsecured Notes due 2026 200 200 Series B 4.86% Unsecured Notes due 2029 400 400 2013 Mortgage Loans 288 288 75% New Market Tax Credit (NMTC) – 13 13 80% Rolled Leasing / Logistics Debt – 4 4 $1,425 $1,515 Sale Leaseback Financing Obligations 118 118 Unsecured Fixed Capitalized Lease Obligations 41 41 Total Debt $1,522 $1,890 (6) PF Real Estate Debt Maturity (as of 3/31/19) Less: Cash and Cash Equivalents (173) (189) (361) % of Net Debt $1,350 $1,528 – – – – 45% – – 12% – – 23% 20% Debt Maturing Total Enterprise Value ( TEV ) $6,130 $7,614 New Debt Private Placement Leverage Metrics Series A 4.68% Unsecured Notes Net Debt / LTM 3/31/19 Core EBITDA 4.4x 4.1x Series B 4.86% Unsecured Notes Net Debt / TEV 22.0% 20.1% Undrawn Revolver $288 2013 Mortgage Loans (4) Unsecured Term Loan A PF Liquidity (as of 3/31/19) Cash (5) ü Significant Liquidity: ~$1,508mm $361 24% – $139mm 2018 forward sale Revolver $475 agreement $400 $1,508mm 2018 Availability $350 TOTAL Forward – $237mm 2019 forward sale 51% $771 $200 (5) 9% LIQUIDITY Proceeds -- -- -- -- -- -- -- agreement $139 – $800mm Undrawn Senior Unsecured 16% 2019 Revolving Credit Facility Forward Proceeds ü Minimal near term debt maturities $237 Note: Dollars in millions except per share figures. Figures based on book value as of March 31, 2019. Pro forma capitalization excludes net proceeds from 6mm forward equity issued in September 2018 with an outstanding settlement date of no later than September 2019, and 8mm forward equity issued in April 2019 with an outstanding settlement date of no later than April 2020. The Company may settle the forward shares by issuing new shares or may instead elect to cash settle or net share settle all or a portion of the forward shares. Figures may not sum due to rounding (1) Represents impact from the Cloverleaf and Lanier transactions and other developments (2) Excludes the issuance of ~8mm common shares upon the full physical settlement of the 2019 forward sale agreement (3) Fully diluted shares outstanding based on closing share price on May 15, 2019, which was $31.03, and excludes issuance of 6mm forward and 8mm forward equity components (4) Assumes the issuance of ~6mm and ~8mm common shares upon the full physical settlement of the 2018 and 2019 forward sale agreements, respectively 22 (5) Figure reflects pro forma cash and the capacity available under the Senior Unsecured Revolving Credit Facility less ~$29mm in letters of credit (6) Reflects the principal due each period and does not adjust for amortization of principal balances

Strategic Investment Approach to Maintain a High-Quality Portfolio

Capital expenditures ensure that our temperature-controlled warehouses meet the "mission-critical" role they serve in the cold chain

As a % of Total Warehouse NOI before R&M Expense



2016A
Total Capital
$96mm
12.2%
1.4%
0.9%
9.9%
14.2%
8.4%
5.7%
2017A
Total Capital
$103mm
12.4%
1.0%
0.5%
11.0%
13.1%
7.8%
5.4%
2018A
Total Capital
$96mm
10.3%
0.7%
0.7%
8.8%
12.3%
7.6%
4.6%
Recurring Capex (1)
(Capitalized)
R&M Expense (2)
(Expensed – P/L)
Real Estate
Personal Property
Information Technology

Note: Dollars in million. Figures may not sum due to rounding

(1) Recurring capital expenditures are incurred to extend the life of, and provide future economic benefit from, our existing temperature-controlled warehouse network and its existing supporting personal property and information technology systems. Examples include replacing roof and refrigeration equipment, re-racking warehouses and implementing energy efficient projects. Personal property capital expenditures include material handling equipment (e.g. fork lifts and pallet jacks) and related batteries. Information technology expenditures include expenditures on existing servers, networking equipment and current software

(2) Repairs and maintenance expense includes costs of normal maintenance and repairs and minor replacements that do not materially extend the life of the property or provide future economic benefits. Examples include ordinary repair and maintenance on roofs, racking, walls, doors, parking lots and refrigeration equipment. Personal property expense includes ordinary repair and maintenance expenses on material handling equipment (e.g. fork lifts and pallet jacks) and related batteries

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Strong Approach to Environmental, Social and Governance Initiatives

Environmental

Commitment to energy excellence and efficiency

- ✓ Recognized under the Global Cold Chain Alliance's (GCCA) new Energy Excellence Recognition Program with Gold and Silver certifications at 56 facilities
- ✓ Completed LED lighting conversions at 48 facilities since 2011
- ✓ Noteworthy fast door implementation savings
- ✓ *Food Logistics* magazine's Top Green Service provider for last three years

Social

Social initiatives through various charities

- ✓ Matching gifts programs through which we encourage our employees to give back to the community
- ✓ Corporate contributions / support to various charities, such as Feed the Children, Susan G. Komen and HeroBox

Governance

Shareholder-friendly corporate governance

- ✓ Eight of nine board members independent
- ✓ All committees comprised of independents
- ✓ Gender diversity at board level
- ✓ Cannot opt into MUTA without shareholder vote
- ✓ No poison pill
- ✓ Non-classified board
- ✓ Shareholder "Say on Pay"

Awards & Recognition

GLOBAL COLD CHAIN ALLIANCE®

ENERGY EXCELLENCE

Food Logistics®

Charitable Organizations

FEED THE CHILDREN®

susan G. komen®

HEROBOX.ORG

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Conclusion Important First Mover Advantage as the Only Publicly Traded REIT Focused on Temperature-Controlled Warehouses 1 A Global Market Leader with Integrated Network of Strategically-Located, High-Quality, “Mission-Critical” Warehouses 2 Infrastructure Supported by Best-in-Class IT and Operating Platforms Provides a Significant Competitive Advantage 3 Strong and Stable Food Industry Fundamentals Drive Growing Demand for Our Business 4 Experienced Management Team, Alignment of Interest and Best-In-Class Corporate Governance 5 Substantial Internal and External Growth Opportunities Expected to Drive Attractive Risk-Adjusted Returns 6 Investment Grade, Flexible Balance Sheet Positioned for Growth 7 25Conclusion Important First Mover Advantage as the Only Publicly Traded REIT Focused on Temperature-Controlled Warehouses 1 A Global Market Leader with Integrated Network of Strategically-Located, High-Quality, “Mission-Critical” Warehouses 2 Infrastructure Supported by Best-in-Class IT and Operating Platforms Provides a Significant Competitive Advantage 3 Strong and Stable Food Industry Fundamentals Drive Growing Demand for Our Business 4 Experienced Management Team, Alignment of Interest and Best-In-Class Corporate Governance 5 Substantial Internal and External Growth Opportunities Expected to Drive Attractive Risk-Adjusted Returns 6 Investment Grade, Flexible Balance Sheet Positioned for Growth 7 25